Trust specific information	12 Months Ended
Dec. 31, 2020
Financial Risk, Management and Objectives
Trust specific information

(in  thousands of U.S. dollars, unless otherwise indicated)

Financial Risk Management (note 6)

Investment Objective

The investment objective of the Trust is to provide a secure, convenient and exchange-traded investment alternative for investors interested in holding physical silver bullion without the inconvenience that is typical of a direct investment in physical silver bullion. The Trust invests and intends to continue to invest primarily in long-term holdings of unencumbered, fully allocated, physical silver bullion and does not speculate with regard to short-term changes in silver prices. The Trust will only purchase and expects only to own “Good Delivery Bars” as defined by the London Bullion Market Association (“LBMA”), with each bar purchased being verified against the LBMA source.

Significant risks that are relevant to the Trust are discussed here. General information on risks and risk management is described in Note 6 of the Generic Notes.

Fair Value Measurements

The reconciliation of bullion holdings for the years ended December 31, 2020 and 2019 is presented as follows:

	December 31, 2020	December 31, 2019
(in thousands of U.S. dollars)	$	$
Balance at beginning of year	1,075,133	871,613
Purchases	597,364	77,969
Sales	-	(25)
Redemptions for physical bullion	(160)	(6,825)
Realized gains (losses) on sales and redemptions for physical bullion	(45)	(4,537)
Change in unrealized gains (losses)	733,186	136,938
Balance at end of year	2,405,478	1,075,133

Realized gains (losses) on physical bullion include both realized gains (losses) on sales of physical bullion, and realized gains (losses) occurring upon unitholder redemptions for physical bullion.

The cost of physical bullion as at December 31, 2020 and 2019 was $2,127,794 and $1,530,636, respectively.

Market Risk

a) Other Price Risk

If the market value of silver increased by 1%, with all other variables held constant, this would have increased total equity and comprehensive income by approximately $24.1 million (December 31, 2019:  $10.8 million); conversely, if the value of silver bullion decreased by 1%, this would have decreased total equity and comprehensive income by the same amount.

b) Currency Risk

As at December 31, 2020, approximately $183 (December 31, 2019:  $352) of the Trust’s liabilities were denominated in Canadian dollars. As a result, a 1% change in the exchange rate between the Canadian and U.S. Dollars would have no material impact to the Trust.

Concentration Risk

The Trust’s risk is concentrated in physical silver bullion, whose value constitutes 99.9% of total equity as at December 31, 2020  (99.8% as at December 31, 2019).

Management Fees (note 8)

The Trust pays the Manager a monthly management fee equal to 1/12 of 0.45% of the value of net assets of the Trust (determined in accordance with the Trust’s trust agreement) plus any applicable Canadian taxes, calculated and accrued daily and payable monthly in arrears on the last day of each month.

Tax Loss Carryforwards

As of the taxation year ended December 31, 2020, the Trust had capital losses available for tax purposes of $4,334 (2019 $4,246).

Related Party Disclosures (note 8)

There have been no other transactions between the Trust and its related parties during the reporting period, other than management fees as discussed above.

Other Risk

The changing economic and market climate as a result of COVID-19 has led to the Trust implementing its business continuity plan. Our portfolio managers, enterprise shared services teams and key outsource service providers are fully operational. The exact impacts of COVID-19 over the short and long-term are undeterminable at the date of this report.